Exhibit 10.1



                SUBSCRIPTION AGREEMENT



New Harvest Capital Corporation
225 West 37th Street
New York, NY 10018

Dear Sirs:

  The undersigned (the "Investor") hereby tenders his subscription for and offers to acquire ______ shares of Common Stock (the "Shares") of New Harvest Capital
Corporation (the "Company"). This subscription is tendered in connection with a private offering of up to 25,000,000 Shares pursuant to a Confidential Private
Offering Memorandum dated February 5, 2002
(the "Memorandum"). Unless sooner terminated by the Company, this offering will terminate on or before March 21, 2002.

     The Company represents and warrants to the Investor that (a) the authorized number of shares of Common Stock (the "Common Stock") of the Company is 300,000,000; (b) the issued and outstanding number of shares of Common Stock as of February 5, 2002 is 103,559,999; (c) the purpose of this offering is to raise money for general working capital purposes;
(d) there is a substantial possibility that your investment in the Company could become worthless;
(e) In February 2002, the Company sold to JLM
Couture, Inc., an affiliated company ("JLM"), 68,740 shares of common stock of JLM for $161,882.70, representing the average of the closing ask price for ten days prior to the sale; and (f) the Company issued to Mr. Joseph L.
Murphy and Mr. Jerrold Walkenfeld 13,860,000 and 700,000 restricted Shares for $69,300 and $3,500 (at $.005 per Share) respectively, for services rendered to the Company.

     1.   Subscription Payment.  As payment for
this subscription, simultaneously with the execution hereof, the Investor is either (i) delivering herewith a check payable to the order of New Harvest Capital
Corporation, or (ii) transferring funds by wire pursuant to the instructions of the Company, in the amount of $.0025 per Share being subscribed for with a minimum of 2,000,000 Shares ($5,000).

     2.   Representations of the Investor.
The Investor, recognizing that the Company will be relying on the information and on the representations set forth herein, hereby represents, warrants and agrees as follows:

     (a) The Investor understands that the offer and sale of the Shares is being made by means of this Subscription
Agreement, and is aware of the high degree of risk associated with an investment in the Shares.

     (b) The Investor is a person who is able to bear economic risks including a loss of an investment in the Shares.

     (c) The Investor is purchasing the Shares issued pursuant to this Subscription Agreement for his own account for investment, and not with a view to or for sale in connection with the distribution of the Shares nor with any present intention of selling or otherwise disposing of all or any part of the Shares;
provided, however, the Investor shall have the right to transfer the securities to third parties pursuant to an exemption from registration under the Securities Act of 1933 (the "Act"). In connection with any such future transfer, the Company will accept an acceptable opinion of counsel to the Investor as to the existence of any exemption. The Investor hereby acknowledges his understanding that the Shares are not being registered under the Act or any state securities laws, on the ground that the issuance and sale of the Shares to the Investor is exempt under the Act and relevant state securities laws, as a small offering and not involving a public offering.
The Investor agrees not to sell the Shares unless they are subsequently registered or an exemption from such registration is available.

The Investor further acknowledges his understanding that the Company's reliance on such exemptions are, in part, based upon the foregoing representations, warranties, and agreements by the Investor and that the statutory basis for such exemptions would not be present, if notwithstanding such representations, warranties and agreements, the undersigned were acquiring the Shares for resale on the occurrence or non-occurrence of some predetermined event. In order to induce the Company to issue and sell the Shares subscribed for hereby to the Investor, it is agreed that the Company will have no obligation to recognize the ownership, beneficial or otherwise, of such Shares by anyone but the Investor, except as set forth herein.

(d)  All information contained in this Subscription
Agreement is correct and complete. Any material change occurring in this Subscription Agreement prior to acceptance of this subscription shall be promptly reported to the Company. The Investor, in connection with his investment in the Company, has sufficient knowledge and experience in matters relating to business and financial matters in general and he is capable of evaluating the merits and risks of an investment in the Company and of making an informed investment decision.

(e)  The address set forth in this Subscription
Agreement is his true and correct primary residence, and he has no present intention of becoming a resident of any other state or jurisdiction.

(f)  The Investor acknowledges and is aware
that, except as set forth herein, the
Investor will not transfer or assign this subscription, the Shares or any interest therein;
if and to the extent this subscription is accepted, the assignment and transferability of the Shares subscribed for by the Investor will be governed by this Subscription Agreement and all applicable laws.

(g) The Investor acknowledges and is aware that this subscription is voidable by the Investor within three days after the first tender of consideration is made by the Investor to the Company, an agent of the Company or an escrow agent. Subsequent to this three day period, the Investor is not entitled to cancel, terminate or revoke this subscription, and any agreements of the Investor in connection herewith shall survive the death or disability of the Investor.

(h) The Investor has been given access to full and fair disclosure of all material information concerning the Company. The Investor has also been given the opportunity to ask questions of, and receive answers from, management of the Company regarding the terms and conditions of this Agreement, and the transactions contemplated thereby, as well as the affairs of the Company and related matters.

The Investor may have access to whatever additional information concerning the Company, its financial condition, business, prospects, management, capitalization, and other similar matters, that the Investor or his purchaser representative, if any, desires, provided that the Company can acquire such information without unreasonable effort or expense.

(i)  The Investor has received and carefully
reviewed the Memorandum, and except for the Memorandum, the Investor has not been furnished with any other materials or literature relating to the offer and sale of the Shares.

(j) The Investor has had the opportunity to obtain additional information necessary to verify the accuracy of the information referred to in subparagraphs (h) and (i) hereof.

(k) The Investor acknowledges that the proposed use of proceeds from the purchase of the Shares in this offering is for general working capital purposes.

(l) The Investor acknowledges that the shares of Common Stock to be issued pursuant to this Subscription Agreement will be legended as follows:

          THE SECURITIES EVIDENCED OR CONSTITUTED
          HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND
          HAVE NOT BEEN REGISTERED UNDER THE SECURITIES
          ACT OF 1933. SUCH SECURITIES MAY NOT BE SOLD,
          TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS
          THE REGISTRATION PROVISIONS OF THE SECURITIES
          ACT OF 1933 ("THE ACT") HAVE BEEN COMPLIED WITH
          OR UNLESS THE COMPANY HAS RECEIVED AN OPINION
          OF ITS COUNSEL OR COUNSEL REASONABLY
          SATISFACTORY TO THE COMPANY THAT SUCH
          REGISTRATION IS NOT REQUIRED.

(m) This Subscription Agreement supercedes any and all documents, agreements, whether written or oral, or other commitments heretofore entered having to do with ownership of the Company between the Investor and the Company.

     3. Indemnification. The Investor hereby agrees to indemnify and hold harmless the Company, its respective officers, directors, shareholders, employees, agents and attorneys against any and all losses, claims, demands, liabilities and expenses (including reasonable legal or other expenses incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person) to which any such indemnified party may become subject under the Act, under any other statute, at common law or otherwise, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in this Subscription Agreement made by the Investor or (b) arise out of or are based upon any breach of any representation, warranty or agreement of the Investor contained herein.

     4.   Survival of Representations, Warranties and Agreements.
The representations, warranties and agreements contained herein shall survive the delivery of, and payment for, the Shares.

     5. Acceptance of Subscription. The Company may accept this Subscription Agreement at any time for the Shares subscribed for by executing a copy hereof as provided and notifying the Investor. The Investor understands that the Company may, in its sole discretion, reject this subscription or may accept only a portion of this subscription.


                         SIGNATURE PAGE
                         ______________


    IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this____day of_________, 2002.


Organization Signature:        Individual Signature:


_______________________        _________________________
Print Name of Subscriber


By: ____________________       _________________________
                               Signature (s)

________________________       _________________________
Print Name and Title of        Print Name (s)
Person Signing
                               _________________________
                               Print Name (s)


Number of Shares Subscribed for: ______________________

                 (Please print information below
               exactly as you wish it to appear in
                   the records of the Company)


____________________________   _______________________________
Name and capacity in which     Social Security Number of Indi-
subscription is made -- see    dividual or other Taxpayer I.D.
below for particular           Number
requirements

Address:                       Address for notices if different:

___________________________    ________________________________
Number and Street              Number and Street

___________________________    ________________________________
City      State   Zip Code     City      State    Zip Code

Please indicate form of ownership:

___________________________     ________________________________
TENANTS-IN-COMMON               JOINT TENANTS WITH RIGHT OF
(Both Parties must sign         SURVIVORSHIP
 above)                         (Both Parties must sign above)

                                _________________________________

                                _________________________________

                                Address



            ACCEPTANCE OF SUBSCRIPTION

         NEW HARVEST CAPTIAL CORPORATION


  The foregoing subscription is hereby accepted by New Harvest Capital Corporation this ____ day of_________, 2002, for____________Shares.




                      NEW HARVEST CAPITAL CORPORATION


                      By:____________________________
                         Name:   Joseph L. Murphy
                         Title:  President